                                                                   Exhibit 10.10

                          SP ACQUISITION HOLDINGS, INC.

                                 FOUNDER'S UNITS

                                       AND

                          FOUNDER'S ADDITIONAL WARRANTS

                               PURCHASE AGREEMENT

            THIS FOUNDER'S UNITS AND FOUNDER'S ADDITIONAL WARRANTS PURCHASE
AGREEMENT (this "Agreement"), dated as of June __, 2007, is entered into by and among SP Acquisition Holdings, Inc, a Delaware corporation (the "Company"), SP
Acq LLC, a Delaware limited liability company (the "Seller") and
________________________ (each a "Purchaser" and collectively the "Purchasers").

            WHEREAS, the Company has filed a registration statement (the
"Registration Statement") for the initial public offering of units (the "Initial
Public Offering"), each unit consisting of one share of the Company's common stock, par value $0.001 per share (a "Share"), and one warrant to purchase one
Share at an exercise price of $7.50 per Share.

            WHEREAS, pursuant to the Founder's Securities Purchase Agreement, dated as of March 22, 2007, by and between the Company and Seller (the
"Securities Purchase Agreement"), Seller purchased for an aggregate purchase price of $25,000, 7,500,000 units (the "Founder's Units"), each consisting of one share of the Company's common stock, par value $0.001 per share and one warrant to purchase one Share at an exercise price of $7.50 per share.

            WHEREAS, the Purchasers desire to purchase and the Seller desires to sell, upon the terms and conditions set forth in this Agreement, the number of
Founder's Units set forth on Schedule A hereto (the "Director Founder's Units")
at a price per Unit equal to $.0033 (the "Director Founder's Units Purchase
Price"), each consisting of one share of the Company's common stock, par value
$0.001 per share (the "Director Founder's Shares") and one warrant to purchase one Share at an exercise price of $7.50 per share (the "Director Initial
Founder's Warrants').

            WHEREAS, pursuant to the Founder's Securities Purchase Agreement the
Company has also agreed to issue in a private placement to occur concurrently with the closing of the Initial Public Offering, 5,250,000 warrants to purchase shares of Common Stock (the "Additional Founder's Warrants") to the Seller.

            WHEREAS, the Purchasers desire to purchase and the Seller desires to sell, upon the terms and conditions set forth in this Agreement, the number of
Additional Founder's Warrants set forth on Schedule A hereto (the "Director
Additional Founder's Warrants") at a price per warrant equal to $1.00 (the
"Director Additional Founder's Warrants Purchase Price").

            NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. AUTHORIZATION, PURCHASE AND SALE; TERMS OF THE DIRECTOR FOUNDER'S
UNITS AND DIRECTOR ADDITIONAL FOUNDER'S WARRANTS.

      A. Authority to Sell. The Seller represents that it is authorized to sell the Director Founder's Units and Director Additional Founder's Warrants to the
Purchasers in accordance with the terms hereof.

      B. Purchase and Sale of the Director Founder's Units and Director
Additional Founder's Warrants. On the date hereof (or concurrently with the closing of the Initial Public Offering with respect to the Director Additional
Founder's Warrants), the Seller shall sell to each Purchaser and each Purchaser shall purchase from the Seller, the number of Director Founder's Units and
Director Additional Founder's Warrants set forth opposite the name of such
Purchaser on Schedule A hereto for the Director Founder's Units Purchase Price and Director Additional Founder's Warrants Purchase Price, respectively. The number of Director Founder's Units or Director Additional Founder's Warrants to
be purchased assumes that the gross proceeds of the Initial Public Offering are
$300,000,000 (prior to the exercise of the over-allotment option). If the gross proceeds that the Company receives from the Initial Public Offering is less than
$300,000,000 (prior to the exercise of the over-allotment option), the Company will repurchase Director Founder's Units from each Purchaser and decrease the number of Director Additional Founder's Warrants to be sold to each Purchaser, provided, however, the Seller at its option may agree with a Purchaser to sell additional Director Founder's Units and/or Director Additional Founder's
Warrants to such Purchaser. If the gross proceeds that the Company receives from the Initial Public Offering is greater than $300,000,000 (prior to the exercise of the over-allotment option), the Company, through the Seller and the Seller's
Option, may dividend additional Director Founder's Units to each Director and increase the number of Director Additional Founder's Warrants to be sold to each
Purchaser. The Seller shall cause the Company to deliver certificates evidencing the Director Founder's Units, Director Founder's Shares, Director Initial
Founder's Warrants and Director Additional Founder's Warrants to be purchased by each Purchaser hereunder, in each case registered in the Purchaser's name, upon the payment by the Purchaser of the Director Founder's Units Purchase Price and
Director Additional Founder's Warrants Purchase Price by check or wire transfer of immediately available funds to Steel Partners, Ltd. for the benefit of
Seller. With respect to the payment of the Director Additional Founder's
Warrants Purchase Price, each Purchaser agrees to deliver payment of the purchase price to the Seller upon five (5) days notice of the Seller. Each
Purchaser agrees that in the event such Purchaser fails to purchase the number of Director Additional Founder's Warrants set forth on Schedule A hereto, such
Purchaser shall forfeit to Seller the number of Director Founder's Units set forth on Schedule A hereto.

      C. Terms of the Director Founder's Units, Director Founder's Shares,
Director Initial Founder's Warrants and Director Additional Founder's Warrants.

                  (i) Director Founder's Units: Each Unit of the Director
Founder's Units shall consist of one Director Founder's Share and one Director
Initial Founder's Warrant and shall have the terms set forth in the Unit
Certificate attached as EXHIBIT A hereto.

                  (ii) Director Founder's Shares: The Director Founder's Shares
shall have the terms set forth in the Certificate of Incorporation of the
Company and the Founder's Share Certificate attached as EXHIBIT B hereto.
Without limiting the foregoing, each Purchaser hereby expressly agrees that if the Company consummates the Initial Public Offering, then (i) in connection with the stockholder vote required to approve a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses or assets (a "Business Combination"), each Purchaser agrees to vote the Director
Founder's Shares in accordance with a majority of the shares of common stock voted by holders of shares of common stock issued in the Initial Public Offering and (ii) each Purchaser agrees to waive any right to participate in any liquidation distribution to the extent set forth in Section 2.D of this
Agreement.

                  (iii) Director Initial Founder's Warrants: The Director
Initial Founder's Warrants shall have the terms set forth in the Warrant
Agreement set forth as EXHIBIT C hereto.

                  (iv) Director Additional Founder's Warrants: The Director
Additional Founder's Warrants shall have the terms set forth in the Warrant
Agreement as set forth as EXHIBIT C hereto including, but not limited to the provision that if the Company does not consummate a Business Combination, then the Director Additional Founder's Warrants Purchase Price will be part of the liquidating distribution to the Company's public stockholders, and the Director
Additional Founder's Warrants will expire worthless.

                  (v) Transfer Restrictions: In addition to the restrictions on transfer set forth in Section 5 hereof, the Purchasers shall not sell or transfer the Director Founder's Units, Director Founder's Shares, Director
Initial Founder's Warrants and Director Additional Founder's Warrants and the
Shares underlying the Director Initial Founder's Warrants and Director
Additional Founder's Warrants (collectively, the "Securities") for a period of one year from the date the Company completes its initial business combination
(or until after the Company completes a business combination with respect to the
Director Additional Founder's Warrants and the Shares underlying the Director
Additional Founder's Warrants) except to a Permitted Transferee (as defined in the Warrant Agreement) who agrees in writing with the Company to be subject to such transfer restrictions, vote the Director Founder's Shares as provided in
(ii) above; waive any right to participate in any liquidation distribution as provided in (ii) above and agrees to the forfeiture of the Director Founder's
Units, Director Founder's Shares and Director Initial Founder's Warrants as
provided in (vi) below. During this period, each Purchaser and its Permitted
Transferees shall retain all other rights of holders of Shares, including, without limitation, the right to vote their Shares (except as described above with respect to a Business Combination) and the right to receive cash dividends, if declared. If dividends are declared and payable in Shares, such dividends will also be subject to the restrictions contained in this Section 1.C.(v).

                  (vi) Registration Rights: In connection with the closing of the Initial Public Offering, the Company, the Seller and the Purchasers shall enter into an agreement (the "Registration Rights Agreement") granting the
Seller and the Purchasers registration rights with respect to the Securities.

                  (vii) Forfeiture of Director Founder's Units, Director
Founder's Shares and Director Initial Founder's Warrants: In the event that
Steel Partners II, L.P. fails to purchase an aggregate of 3,000,000 Units (the
"Co-Investment Units") at a price of $10.00 per Unit ($30.0 million in the aggregate) in a private placement that will occur immediately prior to the consummation of a Business Combination (the "Co-Investment") by the Company
pursuant to the terms of a Co-Investment Agreement to be entered into among the
Company and Steel Partners II, L.P., Purchaser agrees to surrender and forfeit all of its Directors Founders' Units, Director Founder's Shares and Director
Initial Founder's Warrants to the Company, provided that such surrender and forfeiture will not be required if the Seller purchases the Co-Investment Units.

                  (viii) Seller Repurchase: Each Purchaser agrees that if at any time prior to the consummation of the Company's initial business combination such Purchaser resigns from, or is removed for cause from, the board of directors of the Company then concurrently therewith such Purchaser shall sell to the Seller all Director Founder's Units and Director Additional Founder's
Warrants owned by him at a price per Unit equal to the Director Founder's Units
Purchase Price per Unit in the case of the Director Founder's Units and the
Director Additional Founder's Warrants Purchase Price per Warrant in the case of the Director Additional Founder's Warrants, respectively.

Section 2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

                  As a material inducement to the Company and the Seller to
enter into this Agreement and for the Seller to sell the Director Founder's
Units and Director Additional Founder's Warrants, each Purchaser severally and not jointly hereby represents and warrants to the Seller and the Company that:

            A. Capacity and State Law Compliance. Such Purchaser has engaged in the transactions contemplated by this Agreement within a state in which the offer and sale of the Director Founder's Units and Director Additional Founder's
Warrants is permitted under applicable securities laws.

            B. Authorization. This Agreement constitutes a valid and binding obligation of such Purchaser, enforceable in accordance with its terms.

            C. Investment Representations.

                  (i) Such Purchaser is acquiring the Securities for his own account, for investment only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.

                  (ii) Such Purchaser is an "accredited investor" as such term is defined in Rule 501(a)(3) of Regulation D.

                  (iii) Such Purchaser understands that the Securities are being offered and will be sold to him in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Seller and the Company are relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations and warranties of such
Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire such Securities.

                  (iv) Such Purchaser did not decide to enter into this
Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act of 1933, as amended (the
"Securities Act").

                  (v) Such Purchaser has been furnished with all materials
relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Purchaser. Such Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. Such Purchaser understands that his investment in the Securities involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as such
Purchaser has considered necessary to make an informed investment decision with respect to such Purchaser's acquisition of the Securities.

                  (vi) Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by such Purchaser nor have such authorities passed upon or endorsed the merits of the offering of the
Securities.

                  (vii) Such Purchaser understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the
Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. In this regard, such Purchaser understands that the Securities and

Exchange Commission has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after a Business
Combination, are deemed to be "underwriters" under the Securities Act when reselling the securities of a blank check company. Based on that position, Rule
144 adopted pursuant to the Securities Act would not be available for resale transactions of the Securities despite technical compliance with the requirements of such Rule, and the Securities can be resold only through a registered offering or in reliance upon another exemption from the registration requirements of the Securities Act. Such Purchaser is able to bear the economic risk of his investment in the Securities for an indefinite period of time.

                  (viii) Such Purchaser has such knowledge and expertise in
financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder. Such Purchaser has adequate means of providing for his current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the
Securities. Such Purchaser can afford a complete loss of his investment in the
Securities.

            D. Waiver of Right to Amounts in the Trust Account and
Indemnification.

                  (i) Such Purchaser hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the trust account established by the Company for the deposit of proceeds from the Initial Public
Offering and the sale of the Additional Founder's Warrants, as a result of any liquidation of the trust account, with respect to the Director Founder's Shares
("Claim") and hereby waives any Claim he may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the trust account for any reason whatsoever except for any amounts to which he may be entitled upon liquidation of the Company in respect of such Purchaser's ownership of Shares other than the Director Founder's
Shares.

                  (ii) Such Purchaser acknowledges and agrees that the
stockholders of the Company, including those who purchase the units in the
Initial Public Offering, are and shall be third-party beneficiaries of the foregoing provisions of Section 2.D. of this Agreement.

                  (iii) Such Purchaser agrees that to the extent any waiver of rights under this Section 2.D. is ineffective as a matter of law, such Purchaser has offered such waiver for the benefit of the Seller and the Company as an equitable right that shall survive any statutory disqualification or bar that applies to a legal right. Such Purchaser acknowledges the receipt and sufficiency of consideration received from the Seller and the Company hereunder in this regard.

Section 3. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

            All of the representations and warranties contained herein shall survive the purchase of the Securities hereunder.

Section 4. DEFINITIONS.

            Terms used but not otherwise defined in this Agreement shall have the meaning assigned such terms in the Registration Statement.

Section 5. MISCELLANEOUS.

      A. Legends.

            (i) The certificates evidencing the Director Founder's Units and the
Director Founder's Shares will include the legend set forth on EXHIBITS A AND B hereto, respectively, which each Purchaser has read and understands. The
Director Initial Founder's Warrants, Director Additional Founder's Warrants and
Shares issued upon exercise of the Director Initial Founder's Warrants and
Director Additional Founder's Warrants will include the legend set forth in
EXHIBIT C to the Warrant Agreement in the case of the Warrants and in the
Warrant Agreement in the case of the Shares, which each Purchaser has read and understands.

            (ii) By accepting the Securities, each Purchaser agrees that it is aware of the restrictive character of the securities, that it will hold such securities for investment and that prior to any transfer of the Securities and that it will give written notice to the Company expressing its desire to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, the Company shall present copies thereof to its counsel and each
Purchaser agrees not to make any disposition of all or any portion of the
Securities unless and until:

            (a) there is then in effect a registration statement under the
Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, in which case the legends set forth above with respect to the Securities sold pursuant to such registration statement shall be removed; or

            (b) if reasonably requested by the Company, (A) each Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such
Securities under the Securities Act, (B) the Company shall have received customary representations and warranties regarding the transferee that are reasonably satisfactory to the Company signed by the proposed transferee and (C)
the Company shall have received an agreement by such transferee to the restrictions contained in the legends referred to in (i) hereof.

      Notwithstanding the foregoing, each Purchaser also understands and acknowledges that the transfer of the Director Founder's Units, Director
Founder's Shares and the Director Initial Founder's Warrants and Director
Additional Founder's Warrants and the exercise of the Director Initial Founder's
Warrants and Director Additional Founder's Warrants are subject to the specific conditions to such transfer or exercise as outlined herein and the Warrant
Agreement as to which each Purchaser specifically assents by its execution hereof.

            (iii) The Company will, from time to time, make stop transfer notations in its records and deliver stop transfer instructions to its transfer agent to the extent its counsel considers it necessary to ensure compliance with federal and state securities laws and the transfer restrictions contained elsewhere in this Agreement and the Warrant Agreement.

      B. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement.

      C. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this
Agreement.

      D. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

      E. Descriptive Headings; Interpretation. The descriptive headings of this
Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

      F. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State. The parties agree that, all actions and proceedings arising out of this Agreement or any of the transactions contemplated hereby, shall be brought in the United States District Court for the Southern District of New York or in a New York State Court in the County of
New York and that, in connection with any such action or proceeding, submit to the jurisdiction of, and venue in, such court. Each of the parties hereto also irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of this Agreement or the transactions contemplated hereby.

      G. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent:

If to the Company:        SP Acquisition Holdings, Inc.
                          590 Madison Avenue, 32nd Floor
                          New York, NY 10022
                          Fax No.: (212) 520-2301

With a copy to:           Steven Wolosky
                          Olshan Grundman Frome Rosenzweig & Wolosky LLP
                          65 East 55th Street
                          New York, NY  10022
                          Fax No.: (212) 451-2222

If to the Seller:         SP Acq LLC
                          590 Madison Avenue, 32nd Floor
                          New York, NY 10022
                          Fax No.: (212) 520-2301

If to Purchasers:         To the address set forth under the name
                          of such Purchaser in Schedule A hereto

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

      H. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Purchase
Agreement on the date first written above.

SP ACQUISITION HOLDINGS, INC.

___________________________________________
By: Warren G. Lichtenstein,
    Chairman of the Board of Directors,
    President and Chief Executive Officer

SP ACQ LLC

___________________________________________
By: Warren G. Lichtenstein, Managing Member

___________________________________________
[NAME]

___________________________________________
[NAME]

                                    Exhibit A

                          SPECIMEN OF UNIT CERTIFICATE

No.__________             SP ACQUISITION HOLDINGS, INC.          _______ UNIT(S)
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

UNIT(S) EACH CONSISTING OF ONE SHARE OF COMMON STOCK AND ONE WARRANT TO PURCHASE
                           ONE SHARE OF COMMON STOCK

                       SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT ____________________________________________IS THE OWNER
OF____________________________________________________________________________
UNIT(S). EACH UNIT ("UNIT") CONSISTS OF ONE (1) SHARE OF COMMON STOCK, PAR VALUE
$0.001 PER SHARE ("COMMON STOCK"), OF SP ACQUISITION HOLDINGS, INC., A DELAWARE
CORPORATION (THE "CORPORATION"), AND ONE WARRANT (EACH, A "WARRANT"). EACH
WARRANT ENTITLES THE HOLDER TO PURCHASE ONE (1) SHARE OF COMMON STOCK FOR $7.50
PER SHARE (SUBJECT TO ADJUSTMENT). THE COMMON STOCK AND WARRANT COMPRISING EACH
UNIT REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE SEPARATELY PRIOR TO
FIVE BUSINESS DAYS FOLLOWING THE EARLIER TO OCCUR OF THE EXPIRATION OF THE
OVER-ALLOTMENT OPTION OF THE UNDERWRITERS OF THE CORPORATION'S INITIAL PUBLIC
OFFERING (THE "IPO") AND THE EXERCISE IN FULL BY THE UNDERWRITERS OF SUCH
OPTION. THE TERMS OF THE WARRANTS ARE GOVERNED BY A WARRANT AGREEMENT (THE
"WARRANT AGREEMENT") BETWEEN THE CORPORATION AND ITS TRANSFER AGENT TO BE
ENTERED INTO UPON THE EFFECTIVENESS OF THE CORPORATION'S INITIAL PUBLIC
OFFERING, AS AMENDED, RESTATED OR SUPPLEMENTED FROM TIME TO TIME, AND ARE
SUBJECT TO THE TERMS AND PROVISIONS CONTAINED THEREIN, ALL OF WHICH TERMS AND
PROVISIONS THE HOLDER OF THIS CERTIFICATE CONSENTS TO BY ACCEPTANCE HEREOF.
COPIES OF THE WARRANT AGREEMENT WILL BE ON FILE AT THE OFFICE OF THE
CORPORATION, AND WILL BE AVAILABLE TO ANY WARRANT HOLDER ON WRITTEN REQUEST AND
WITHOUT COST.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED,
SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR
AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES ARE ALSO
SUBJECT TO FORFEITURE AND ADDITIONAL RESTRICTIONS ON TRANSFER OR SALE PURSUANT
TO AN INITIAL FOUNDER'S SECURITIES PURCHASE AGREEMENT DATED MARCH 22, 2007, A
COPY OF WHICH CAN BE OBTAINED FROM THE COMPANY AT ITS EXECUTIVE OFFICES.

SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE ENTITLED TO REGISTRATION RIGHTS
UNDER A REGISTRATION RIGHTS AGREEMENT TO BE EXECUTED BY THE CORPORATION.

WITNESS THE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURE OF ITS DULY
AUTHORIZED OFFICER.

DATED:         , 2007

                          SP ACQUISITION HOLDINGS, INC.   ______________________
                                                            AUTHORIZED OFFICER
                                 CORPORATE SEAL

                                    DELAWARE

                                       A-1

--------------------------------------------------------------------------------

            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        as tenants in common                    Unif Gift Min Act -      ________ Custodian __________

TEN ENT        tenants by the entireties                                         (Cust)   (Minor)

               as joint tenants with right of                                   Under Uniform Gifts to Minors
               survivorship and not as tenants in                               Act: ________________________
JT TEN         common                                                                        (State)

            Additional abbreviations may also be used though not in the above list.

                          SP ACQUISITION HOLDINGS, INC.

            The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, option or other special rights of each class of stock or series thereof of the
Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the Units represented hereby are issued and shall be held subject to the terms and conditions applicable to the securities underlying and comprising the Units.

FOR VALUE RECEIVED,               HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

UNITS REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY
CONSTITUTE AND APPOINT _________________ ATTORNEY, TO TRANSFER THE SAID UNITS ON
THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE
PREMISES.

DATED __________________                  BY:
                                          NOTICE: THE SIGNATURE TO THIS
                                          ASSIGNMENT MUST CORRESPOND WITH THE
                                          NAME AS WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

                                       A-2

                                                                       Exhibit B

              [SPECIMEN INITIAL FOUNDER'S COMMON STOCK CERTIFICATE]

NUMBER                                                   SHARES

CUSIP

                          SP ACQUISITION HOLDINGS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001
                           EACH OF THE COMMON STOCK OF

                          SP ACQUISITION HOLDINGS, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED
ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE
IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE
REGISTRAR. WITNESS THE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF
ITS DULY AUTHORIZED OFFICERS.

Dated:                    SP Acquisition Holdings, Inc.
                               CORPORATE DELAWARE
                                      SEAL

_______________________                                  _______________________
       PRESIDENT                                                SECRETARY

                                    DELAWARE

                                       B-1

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM            as tenants in common                         UNIF GIFT MIN ACT - ________ Custodian _________
TEN ENT            as tenants by the entireties                                      (Cust             (Minor)
JT TEN             as joint tenants with right of                           under Uniform Gifts to Minors Act
                   survivorship and not as tenants in common
                                                                    ____________________________________________
                                                                                       (State)

     Additional Abbreviations may also be used though not in the above list.

                          SP Acquisition Holdings, Inc.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

--------------------------------------------------------------------------------
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED,
SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR
AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES ARE ALSO
SUBJECT TO (I) FORFEITURE, (II) ADDITIONAL RESTRICTIONS ON TRANSFER OR SALE AND
(III) VOTING REQUIREMENTS AND HOLDERS OF THE SECURITIES WAIVE ANY RIGHT TO
PARTICIPATE IN A LIQUIDATION DISTRIBUTION IN CERTAIN CIRCUMSTANCES, IN EACH CASE
PURSUANT TO AN INITIAL PURCHASER'S SECURITIES PURCHASE AGREEMENT DATED MARCH 22,
2007, A COPY OF WHICH CAN BE OBTAINED FROM THE COMPANY AT ITS EXECUTIVE OFFICES.

SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE ENTITLED TO REGISTRATION RIGHTS
UNDER A REGISTRATION RIGHTS AGREEMENT TO BE EXECUTED BY THE CORPORATION.
--------------------------------------------------------------------------------

                                       B-2

________________________________________________________________________________

For value received, _________________________________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL
     SECURITY OR OTHER
        IDENTIFYING
    NUMBER OF ASSIGNEE
__________________________

__________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

      _____________________________________________________________________

      _____________________________________________________________________

_________________________________________________________________________ SHARES

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WILL
FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated____________________

                                    ____________________________________________
                                    NOTICE: The signature to this assignment
                                    must correspond with the name as written
                                    upon the face of the certificate in every
                                    particular, without alteration or
                                    enlargement or any change whatever.

Signature(s) Guaranteed:

____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-15).

                                       B-3

                                                                       Exhibit C

                                WARRANT AGREEMENT

                                      C-1

                                   SCHEDULE A

_______________          100,000 Director Founder's Units
                         100,000 Director Additional Founder's Warrants

_______________          100,000 Director Founder's Units
                         100,000 Director Additional Founder's Warrants